EXHIBIT 13.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                            Report of Foreign Issuer
                      Pursuant to Rule 13a-16 or 15d-16 of
                       the Securities Exchange Act of 1934


For the Quarterly Payment Date on July 17, 2003


                           CRUSADE MANAGEMENT LIMITED,
              as manager of the Crusade Global Trust No. 1 of 2003
            --------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


             LEVEL 11, 55 MARKET STREET, SYDNEY, NSW 2000, AUSTRALIA
          -------------------------------------------------------------
                    (Address of principal executive offices)

         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.


                       Form 20-F  [X]         Form 40-F  []

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                          Yes []                No [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-____________________________ .

OTHER EVENTS

         On the Quarterly Payment Date falling on July 17, 2003, Perpetual Trustees Consolidated Limited, in its capacity as issuer trustee (the "Issuer Trustee") made a regular quarterly distribution of principal and interest to the holders of the Class A Mortgage-Backed Floating Rate Notes (the "Notes").

FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         See page 4 for Exhibit Index

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 1 of 2003, by the undersigned, thereunto duly authorized.


                                           Crusade Management Limited,
                                             as Trust Manager for the
                                             Crusade Global Trust No. 1 of 2003,
                                           ------------------------------------
                                           (Registrant)




Dated: July 29, 2003                       By:  /S/ ROGER DESMARCHELIER
                                              ---------------------------------
                                           Name:    Roger Desmarchelier
                                           Title:   Executive Manager

EXHIBIT INDEX

------- ------------------------------------------------------------------------
Exhibit Description
------- ------------------------------------------------------------------------
99.1    The Noteholders Report for the Quarterly Payment Date on July 17, 2003

                                                                    EXHIBIT 99.1

                               NOTEHOLDERS REPORT
                        CRUSADE GLOBAL TRUST NO.1 OF 2003

                        COUPON PERIOD ENDING 17 JULY 2003

---------------------------------------------------------------------------------------------------------------------
USD NOTES
---------                FV Outstanding                                 Coupon Payments     Principal    Charge Offs
                              (USD)         Bond Factor   Coupon Rate        (USD)       Payments (USD)     (USD)
                         --------------     -----------   -----------   ---------------  --------------  -----------

Class A Notes            925,824,349.98     88.173748%      1.40925%      5,178,993.75   124,175,650.02      0.00

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                         FV Outstanding                                 Coupon Payments     Principal    Charge Offs
                              (AUD)         Bond Factor   Coupon Rate        (AUD)       Payments (AUD)     (AUD)
                         --------------     ------------  -----------   ---------------  --------------  -----------

Class B Notes             26,000,000.00      100.000000%    5.37414%       482,347.47         0.00          0.00
Class C Notes              9,000,000.00      100.000000%    5.57414%       173,180.13         0.00          0.00
--------------------------------------------------------------------------------------------------------------------

                                                                     30-Jun-03
POOL SUMMARY                                                            AUD
------------                                                    ----------------
Outstanding Balance - Variable Rate Housing Loans                 1,340,241,306
Outstanding Balance - Fixed Rate Loans                              242,479,156
Number of Loans                                                          10,034
Weighted Average Current LVR                                              64.96%
Average Loan Size                                                       157,736
Weighted Average Seasoning                                              18 mths
Weighted Average Term to Maturity                                      286 mths


PRINCIPAL COLLECTIONS                                                   AUD
---------------------                                           ----------------
Scheduled Principal Payments                                      13,317,934.78
Unscheduled Principal Payments                                   207,407,021.96
Redraws                                                            9,668,840.55
Principal Collections                                            211,056,116.19

TOTAL AVAILABLE PRINCIPAL                                              AUD
-------------------------                                       ----------------
Principal Collections                                            211,056,116.19
Principal Charge Offs                                                      0.00
Pay Back of Principal Draw                                         3,230,760.50
Total Available Principal                                        207,825,355.69

Principal Distributed                                            207,825,355.69
Principal Retained                                                         0.00

TOTAL AVAILABLE FUNDS                                                  AUD
---------------------                                           ----------------
Available Income                                                  35,276,409.07
Principal Draw                                                     3,230,760.50
Liquidity Draw                                                             0.00
Total Available Funds                                             38,507,169.57

REDRAW & LIQUIDITY FACILITIES                                          AUD
-----------------------------                                   ----------------
Redraw Shortfall                                                           0.00
Redraw Carryover Charge Offs                                               0.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CPR
---                                    APR-03         MAY-03          JUN-03
                       1 mth CPR       26.01%         36.32%          33.97%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ARREARS
-------                     % OF POOL
                           (BY NUMBER)
                           -----------

31 - 59 days                  0.27%
60 - 89 days                  0.04%
90+ days                      0.01%
Defaults*                      Nil
Losses                         Nil

* Defaults are also included in the 90+ days arrears category.
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